EXHIBIT 99.2



                      LEXINGTON CORPORATE PROPERTIES TRUST

                         SUPPLEMENTAL REPORTING PACKAGE

               For the quarter and six months ended June 30, 2001




                                Table of Contents
 I.   Income Statement.....................................................  2
II.   Balance Sheet........................................................  3
III.  Table of Property Holdings...........................................  4
IV.   Properties by State..................................................  9
VI.   Lease Rollover Schedules............................................. 10
VII.  Mortgages and Notes Payable.......................................... 12
VIII. Other Revenue Data................................................... 15

                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                  CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                  (dollars in thousands except per share data)



                                                           Quarter Ended                Six Months Ended
                                                              June 30,                      June 30,
                                                              --------                      --------

                                                    2001             2000           2001             2000
                                                    ----             ----           ----             ----
 Revenues:
 Rental                                           $  19,371      $   19,298       $  38,734      $    38,318
 Equity in earnings -  nonconsolidated entities         806             231           1,416              633
 Interest and other                                     271             504             531              692
                                                  ---------       ---------       ---------       ----------
                                                     20,448          20,033          40,681           39,643
                                                  ---------       ---------       ---------       ----------
 Expenses:
 Interest expense                                     7,712           7,221          15,344           14,655
 Depreciation                                         4,361           4,367           8,718            8,793
 Amortization                                           408             380             756              673
 Property operating expenses                            343             399             714              768
 General and administrative                           1,215           1,312           2,457            2,598
                                                  ---------       ---------       ---------       ----------
                                                     14,039          13,679          27,989           27,487
                                                  ---------       ---------       ---------       ----------
 Income before gains on sale, minority interests
    and extraordinary item                            6,409           6,354          12,692           12,156
 Gains on sale                                           --           2,662              --            2,662
 Minority interests                                  (1,319)         (1,670)         (2,754)          (3,001)
 Extraordinary item                                      --              --            (270)              --
                                                   ---------       ---------       ----------      ----------

 Net income                                       $   5,090      $    7,346       $   9,668      $    11,817
    Depreciation                                      4,361           4,367           8,718            8,793
    Extraordinary item                                   --              --             270               --
    Minority interests - OP Units                     1,267           1,622           2,613            2,908
    Amortization of leasing commissions                 192             134             383              167
    Deemed conversion of note payable                   500             500           1,000              582
    Joint venture adjustment                          1,038             448           1,919              845
    Gains on sale                                        --          (2,662)             --           (2,662)
 Funds from operations                            $  12,448      $   11,755       $  24,571      $    22,450
                                                  ==========     ===========      ==========     ============

 Rent below GAAP revenue (1)                      $     589      $      433       $   1,199      $     1,063
                                                  ==========     ===========      ==========     ============

 Per share/unit
 Basic net income                                 $    0.25      $     0.40       $    0.48      $      0.63
 Diluted net income                               $    0.25      $     0.36       $    0.47      $      0.59
 Funds from operations (2),(3),(6) -basic         $    0.47      $     0.44       $    0.92      $      0.87
 Funds from operations (2),(3),(6) -diluted       $    0.46      $     0.44       $    0.91      $      0.87

 Weighted average shares outstanding (4)         19,351,400      18,838,967      19,219,900       18,881,301
 Weighted average OP units outstanding            5,432,667       5,757,834       5,531,928        5,728,008
 Weighted average convertible notes (5)           1,923,077       1,923,077       1,923,077        1,120,034
 Dilutive common share options                      325,777          79,998         287,234           72,604
                                                ------------     -----------     -----------     -----------
 Total weighted average shares and units(6)      27,032,921      26,599,876      26,962,139       25,801,947
                                                ============     ===========     ===========     ===========

                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                     CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (dollars in thousands)


                                                       6/30/01                  12/31/00
                                                       -------                  --------

Real estate, net                                   $      577,040            $     584,198
Investment in nonconsolidated entities                     46,193                   40,836
Cash and cash equivalents                                  10,935                    4,792
Restricted cash                                             1,819                    1,598
Deferred assets                                             8,963                    7,958
Rent receivable - current                                   1,587                    1,557
Other assets                                               30,031                   27,438
                                                     ------------               ----------
                                                   $      676,568            $     668,377
                                                     ============               ==========

Mortgages and notes payable                        $      398,569            $     387,326
Other liabilites                                           11,712                   13,176
Minority interests                                         58,834                   64,812
Shareholders' equity (7)                                  207,453                  203,063
                                                     ------------               ----------
                                                   $      676,568            $     668,377
                                                     ============               ==========

Common shares outstanding                              17,808,784               17,151,282
Preferred shares outstanding                            2,000,000                2,000,000
Operating partnership units outstanding                 5,291,842                5,711,453
                                                     ------------               ----------
Total outstanding shares/units                         25,100,626               24,862,735
                                                     ============               ==========



(1) Equal to the difference between rents collected and straight-line rental income recognized under generally accepted accounting principles.

(2) Funds from operations is defined in the NAREIT "White Paper," which was most recently updated in October 1999, as follows: net income (or loss) (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

(3) Per common and preferred shares, operating partnership units and convertible notes (basic) plus common share options (diluted).

(4) Includes 2,000,000 preferred shares.

(5) Relates to the deemed conversion of the Company's outstanding $25 million exchangeable notes. The notes are convertible into 1,923,077 common shares commencing March 17, 2000.

(6) The number of shares used to calculate FFO per share is different from the number used to calculate net income per share in accordance with generally accepted accounting principles.

(7) Includes mandatory redeemable preferred and common shares.

                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                           TABLE OF PROPERTY HOLDINGS
                                     6/30/01


--------------------------------------------------------------------------------------------
                                                        2001       2001
                                                      Minimum    Straight-Line         Lease
                                 Tenant                Cash         Rental   Square   Maturity
Property Location              (Guarantor)         Rent($000)  Revenue($000) Footage    Date
--------------------------------------------------------------------------------------------
OFFICE
------
295 Chipeta Way         Northwest Pipeline Corp.       $8,571       $8,571   295,000   9/09
Salt Lake City, UT

1600 Viceroy Drive        VarTec Telecom, Inc.         $3,195       $3,486   249,452   9/15
Dallas, TX

9950 Mayland Drive     Circuit City Stores, Inc.       $2,859       $2,791   288,562   2/10
Richmond, VA

13651 McLearen Road      Boeing North American         $2,358       $2,585   159,664   5/08
Herndon, VA               Services, Inc.

1301 California Circle  Artesyn North America, Inc.    $2,562       $2,548   100,026  12/05
Milpitas, CA             (Balfour Beatty plc)

2211 South 47th Street        Avnet, Inc.              $2,335       $2,468   176,402  11/07
Phoenix, AZ

4200 RCA Boulevard        The Wackenhut Corp.          $2,276       $2,280   127,855   2/11
Palm Beach Gardens, FL

200 Executive Boulevard   Hartford Fire Insurance Co.  $2,165       $2,158   153,364  12/05
South
Southington, CT

19019 No. 59th Avenue       Honeywell, Inc.            $1,950       $1,997   252,300   7/06
Glendale, AZ

3615 North 27th Avenue   Bank One, Arizona, N.A.       $1,900       $1,900   179,280  11/03
Phoenix, AZ

401 Elm Street        Lockheed Martin Corporation      $1,671       $1,671   126,000  12/06
Marlborough, MA            (Honeywell, Inc.)

2210 Enterprise Drive  Fleet Mortgage Group, Inc.      $1,520       $1,635   177,747   6/08
Florence, SC

160 Clairemont Avenue    Allied Holdings, Inc.         $1,464       $1,530   112,248  12/07
Decatur, GA

10419 North 30th Street  Time Customer Service, Inc.   $1,301       $1,457   132,981   7/10
Tampa, FL                     (Time, Inc.)

250 Rittenhouse Circle   Jones Apparel Group, Inc.     $1,150       $1,347    255,019  3/13
Bristol, PA

180 Rittenhouse Circle  Jones Apparel Group, Inc.        $825         $970     96,000  7/13
Bristol, PA

2300 Litton Lane           Fidelity Corporate            $777         $965     81,744  4/07
Hebron, KY                  Real Estate, LLC

421 Butler Farm Road  Nextel Communications of the Mid-  $668         $719     56,515  1/10
Hampton, VA                  Atlantic, Inc.

12000 Tech Center Drive  Kelsey-Hayes Company (Tech I)   $635         $679     80,230  4/07
Livonia, MI

250 Turnpike Road     Honeywell Consumer Products        $432         $432      57,698 9/15
Southborough, MA
                                                   -----------------------------------
                                Subtotal            $40,614      $42,189     3,158,087
                                                   -----------------------------------

                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                           TABLE OF PROPERTY HOLDINGS
                                     6/30/01


-----------------------------------------------------------------------------------------------
                                                        2001       2001
                                                      Minimum    Straight-Line         Lease
                                 Tenant                Cash         Rental   Square   Maturity
Property Location              (Guarantor)         Rent($000)  Revenue($000) Footage    Date
-----------------------------------------------------------------------------------------------
INDUSTRIAL
----------
541 Perkins Jones Road        Kmart Corp.              $8,409       $8,932   1,700,000   9/07
Warren, OH

6345 Brackbill Boulevard  Exel Logistics, Inc.         $1,771       $1,852     507,000   3/12
Mechanicsburg, PA              (NFC plc)

3501 West Avenue H       Michaels Stores, Inc.         $1,398       $1,430     431,250   6/13
Lancaster, CA

4425 Purks Road          Lear Technologies, LLC        $1,325       $1,365     183,717   7/06
Auburn Hills, MI           (Lear Corporation)
                         (General Motors Corp.)

6 Doughton Road           Exel Logistics Inc.          $1,361       $1,349     330,000  11/06
New Kingstown, PA              (NFC plc)

3102 Queen Palm Drive   Time Customer Service, Inc.      $906       $1,015     229,605   7/10
Tampa, FL                     (Time, Inc.)

2280 Northeast Drive  Ryder Integrated Logistics, Inc.   $891       $1,004     276,480   7/12
Waterloo, IA             (Ryder Systems, Inc.)

245 Salem Church Road     Exel Logistics Inc.          $1,009       $1,000     252,000  11/06
Mechanicsburg, PA              (NFC plc)

12025 Tech Center Drive  Kelsey-Hayes Company (Tech II)  $916         $958     100,000   4/07
Livonia, MI

222 Tappan Drive North   The Gerstenslager Company       $674         $667     296,720   5/05
Mansfield, OH           (Worthington Industries)

34 East Main Street       Exel Logistics Inc.            $659         $654     179,200  11/06
New Kingstown, PA              (NFC plc)

450 Stern Street         Johnson Controls, Inc.          $586         $586     111,160  12/06
Oberlin, OH

904 Industrial Road    Tenneco Automotive Operating      $587         $583     195,640   8/05
Marshall, MI                 Company, Inc.

3350 Miac Cove Road         Mimeo.com, Inc.              $537         $537     141,359  10/09
Memphis, TN

109 Stevens Street     Unisource Worldwide, Inc.         $380         $380     168,800   9/02
Jacksonville, FL

7150 Exchequer Drive    Corporate Express Office         $330         $368      65,043  10/13
Baton Rouge, LA              Products, Inc.
                          (CEX Holdings, Inc.)

One Spicer Drive               Dana Corp.                $335         $341     148,000   8/07
Gordonsville, TN

324 Industrial Park Road     SKF USA, Inc.               $340         $340      72,868  12/14
Franklin, NC

                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                           TABLE OF PROPERTY HOLDINGS
                                     6/30/01


-----------------------------------------------------------------------------------------------
                                                        2001       2001
                                                      Minimum    Straight-Line         Lease
                                 Tenant                Cash         Rental   Square   Maturity
Property Location              (Guarantor)         Rent($000)  Revenue($000) Footage    Date
-----------------------------------------------------------------------------------------------
6950 Greenwood Parkway     Allegiance Healthcare Corp.      $314         $314       123,924    9/01
Bessemer, AL               (Baxter International, Inc.)

567 South Riverside Drive  Crown Cork & Seal Co., Inc.      $224         $224       146,000    9/01
Modesto, CA

1601 Pratt Avenue          Tenneco Automotive Operating     $161         $163        53,600    8/05
Marshall, MI                 Company, Inc.

                                                   -----------------------------------------
                                Subtotal                 $23,113      $24,062     5,712,366
                                                   -----------------------------------------

RETAIL
------
2655 Shasta Way             Fred Meyer, Inc.              $1,009       $1,009       178,204   3/08
Klamath Falls, OR

Fort Street Mall          Liberty House, Inc.               $963         $971        85,610   9/09
King St.
Honolulu, HI

150 NE 20th Street          Fred Meyer, Inc.                $826         $826       118,179   5/11
Newport, OR

4733 Hills & Dales      Scandinavian Health Spa,            $668         $685        37,214  12/08
Road                              Inc.
Canton, OH                (Bally Total Fitness
                             Holding Corp.)

24100 Laguna Hills        Federated Department              $677         $673       160,000   1/06
Mall                          Stores, Inc.
Laguna Hills, CA

1160 White Horse      Physical Fitness Centers of           $713         $673        31,750   7/07
Road
Voorhees, NJ               Philadelphia, Inc.
                      (Bally Total Fitness Corp.)

7111 Westlake Terrace   The Home Depot USA, Inc.            $772         $648        95,000   4/06
Bethesda, MD

6475 Dobbin Road             MOR Dobbin LLC                 $628         $637        60,000   8/04
Columbia, MD

5917 S. La Grange      Bally Total Fitness Corp.            $574         $542        25,250   7/07
Road
Countryside, IL

5801 Bridge Street     Champion Fitness IV, Inc.            $444         $419        24,990   8/07
DeWitt, NY            (Bally Total Fitness Corp.)

12535 SE 82nd Avenue       Toys "R" Us, Inc.                $424         $417        42,842   5/06
Clackamas, OR

4450 California                 Mervyn's                    $407         $397       122,000  12/02
Street                    (Dayton Hudson Corp.)
Bakersfield, CA

18601 Alderwood Mall Blvd.  Toys "R" Us, Inc.               $395         $389        43,105   5/06
Lynnwood, WA

7272 55th Street       Circuit City Stores, Inc.            $387         $376        45,308  10/08
Sacramento, CA

6910 S. Memorial Highway     Toys "R" Us, Inc.              $361         $356        43,123   5/06
Tulsa, OK

6405 South Viriginia St.      Comp USA, Inc.                $335         $325        31,400  12/08
Reno, NV

                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                           TABLE OF PROPERTY HOLDINGS
                                     6/30/01


-----------------------------------------------------------------------------------------------
                                                        2001       2001
                                                      Minimum    Straight-Line         Lease
                                 Tenant                Cash         Rental   Square   Maturity
Property Location              (Guarantor)         Rent($000)  Revenue($000) Footage    Date
-----------------------------------------------------------------------------------------------
5055 West Sahara       Circuit City Stores, Inc.         $286         $278      36,053    12/08
Avenue
Las Vegas, NV

9580 Livingston Road        GFS Realty, Inc.             $408         $274     107,337     2/14
Oxon Hill, MD              (Giant Food, Inc.)

7055 Highway 85 South    Wal-Mart Stores, Inc.           $270         $270      81,911     1/11
Riverdale, GA

Amigoland Shopping Center  Montgomery Ward & Co., Inc.   $153         $153     115,000    10/04
Mexico St. & Palm Blvd.
Brownsville, TX

Rockshire Village Center    GFS Realty, Inc.             $224         $152      51,682    4/17
West Ritchie Parkway       (Giant Food, Inc.)
Rockville, MD
                                                   ------------------------------------
                                Subtotal              $10,924      $10,470   1,535,958
                                                   ------------------------------------

                              Grand Total             $74,651      $76,721  10,406,411
                                                   ====================================


                      LEXINGTON CORPORATE PROPERTIES TRUST
                         SUPPLEMENTAL REPORTING PACKAGE
                           TABLE OF PROPERTY HOLDINGS
                                     6/30/01


-----------------------------------------------------------------------------------------------
                                                        2001       2001
                                                      Minimum    Straight-Line         Lease
                                 Tenant                Cash         Rental   Square   Maturity
Property Location              (Guarantor)         Rent($000)  Revenue($000) Footage    Date
-----------------------------------------------------------------------------------------------
OFFICE
------
389-399 Interpace Highway  Aventis Pharmaceuticals, Inc.  $7,844       $8,487    340,240     1/10
Morris Corporate  Center   (Pharma Holdings GmbH) (1)
IV
Parsippany, NJ

17 Technology Circle        Blue Cross Blue Shield        $4,564       $4,906    348,410     9/09
Columbia, SC              of South Carolina Inc. (2)

6555 Sierra Drive    True North Communications Inc. (1)   $4,009       $4,250    247,254     1/10
Irving, TX

15375 Memorial Drive      Vastar Resources, Inc. (1)      $3,273       $3,437    327,325     9/09
Houston, TX

10300 Kincaid Drive       Bank One Indiana, N.A. (1)      $3,185       $3,287    193,000    10/09
Fishers, IN

600 International Parkway    First USA Management         $2,711       $2,921    125,155     9/09
Lake Mary, FL                 Services, Inc. (1)

550 International Parkway    First USA Management         $2,608       $2,820    125,920     9/09
Lake Mary, FL                 Services, Inc. (1)

2000 Eastman Drive  Structural Dynamic Research Corp.(1)  $2,547       $2,790    212,836     4/11
Milford, OH

14040 Park Center Road      NEC America, Inc. (1)         $1,773       $2,025    108,000     7/09
Herndon, VA
                                                      -------------------------------------
                               Subtotal Office         $  32,514      $34,923  2,028,140
                                                      -------------------------------------

INDUSTRIAL
3600 Southgate Drive   Sygma Network, Inc. (3)             $933         $933     149,500    10/15
Danville, IL             (Sysco Corporation)

291 Park Center       Kraft Foods North America,         $1,420       $1,514     344,700    5/11
Drive                          Inc. (1)
Winchester, VA

590 Ecology Lane          Owens Corning (3)              $1,505       $1,505     193,891    1/21
Chester, SC

                                                      ----------------------------------
                         Subtotal Industrial          $3,858       $3,952       688,091
                                                      ----------------------------------

                                                      $36,372    $38,875      2,716,231
                                                      ==================================



(1) The Company has a 33% ownership interest in this property.
(2) The Company has a 40% ownership interest in this property.
(3) The Company has a 99% ownership interest in this property.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                               Properties by State
                                     6/30/01
                                                        Historical 12-Months
                                                       Ended June 30, 2001 (1)
                                                      --------------------------
                                               Total
                                             Approx.
No. of                  Number of  Percent  Leasable           Rent   Percent of
States    State        Properties  Leased   Sq. Feet       ($000's)   Total Rent
--------------------------------------------------------------------------------
1         Ohio               5      100%  2,357,930      $ 11,795         13.4%
2         Utah               1      100%    295,000         8,773          9.9
3         Pennsylvania       6      100%  1,619,219         7,190          8.2
4         Virginia           5      100%    957,441         6,822          7.7
5         Florida            5      100%    910,316         6,509          7.4
6         Arizona            3      100%    607,982         6,378          7.2
7         Texas              4      100%    939,031         5,945          6.7
8         California         6      100%  1,004,584         5,706          6.5
9         South              3      100%    720,048         4,352          4.9
          Carolina
10        Michigan           5      100%    613,187         3,748          4.2
11        Oregon             3      100%    339,225         2,333          2.6
12        New Jersey         2      100%    371,990         2,125          2.4
13        Massachusetts      2      100%    183,698         2,099          2.4
14        Connecticut        1      100%    153,364         2,009          2.3
15        Georgia            2      100%    194,159         1,800          2.0
16        Maryland           4      100%    314,019         1,710          2.0
17        Indiana            1      100%    193,000         1,096          1.2
18        Kentucky           1      100%     81,744         1,009          1.2
19        Illinois           2      100%    174,750         1,004          1.1
20        Iowa               1      100%    276,480         1,004          1.1
21        Hawaii             1      100%     85,610           971          1.1
22        Tennessee          2       88%    289,359           947          1.1
23        Nevada             2      100%     67,453           603          0.7
24        Alabama            1      100%    123,924           473          0.5
25        New York           1      100%     24,990           419          0.5
26        Washington         1      100%     43,105           391          0.5
27        Louisiana          1      100%     65,043           368          0.4
28        Oklahoma           1      100%     43,123           358          0.4
29        North              1      100%     72,868           340          0.4
          Carolina
          ----------------------------------------------------------------------
          Total             73      99.7%  13,122,642    $ 88,277        100.0%
                            ==      =====  ==========      ======        ======




(1) Includes proportionate share of joint venture investments.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
            Lease Rollover Schedule by Property Type - Cash Basis (1)
                                     6/30/01


                      Office                 Industrial                  Retail
                      ------                 ----------                  ------
Year           Cash Rental   Net Rent   Cash Rental   Net Rent    Cash Rental   Net Rent
                 Revenue       PSF        Revenue        PSF       Revenue        PSF

2001 (2)         $   --         $ --      $   770        $2.85      $   --        $ --
2002                 --           --          380         2.25          407        3.34
2003               1,900        10.60         --           --           --          --
2004                 --           --          --           --           665        3.80
2005               5,060        19.97       1,446         2.65          --          --
2006               3,690         9.75       5,301         5.02        2,631        6.85
2007               6,153        13.65      10,739         5.51        1,991       24.28
2008               4,620        13.69         --           --         2,885        8.79
2009              12,175        16.29         770         5.45          990       11.56
2010               9,777        17.61       1,143         4.98          --          --
2011               3,005        14.89         536         4.67        1,096        5.48
2012                 --           --        3,460         4.42          --          --
2013               2,552         7.27       1,875         3.78          --          --
2014                 --           --          340         4.67          205        1.91
2015               4,127        13.44         924         6.24          --          --
2016                 --           --          --           --           --          --
2017                 --           --          --           --           115        2.23
2018                 --           --          --           --           --          --
2019                 --           --          --           --           --          --
2020                 --           --          --           --           --          --
2021                 --           --        1,603         8.35          --          --



(1) Includes proportionate share of joint venture investments
(2) Subsequent to June 30, 2001 the leases were extended to 2006 and 2011.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                      Lease Rollover Schedule - GAAP Basis
                                     6/30/01
                                    ($000's)

                                                          Percentage of
                  Number of           Annual                 Annual
Year           Leases Expiring        Rent (1)               Rent (1)
----           ---------------     -------------          -----------
2001(2)                2           $     770                   0.8%
2002                   2                 777                   0.9%
2003                   1               1,900                   2.1%
2004                   2                 789                   0.9%
2005                   5               6,119                   6.7%
2006                  12              11,105                  12.2%
2007                  10              17,507                  19.2%
2008                   7               6,893                   7.6%
2009                   8              16,194                  17.8%
2010                   6              10,228                  11.2%
2011                   5               4,811                   5.3%
2012                   2               2,856                   3.1%
2013                   4               4,115                   4.5%
2014                   2                 614                   0.7%
2015                   3               4,842                   5.3%
2016                  --                 --                     --
2017                   1                 152                   0.1%
2018                  --                 --                     --
2019                  --                 --                     --
2020                  --                 --                     --
2021                   1               1,490                   1.6%
                      --              ------                   ----
Total                 73           $  91,162                   100%
                      ==             =======                   ====



(1)  Includes proportionate share of joint venture investments.
(2)  Subsequent to June 30, 2001 the two leases were extended to 2006 and 2011.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                           Mortgages and Notes Payable
                                     6/30/01
                                    ($000's)


                                             Interest                      Annual         Balloon
                               Balance         Rate        Maturity     Debt Service      Payment
                               -------         ----        --------     ------------      -------
Property Level Debt
-------------------
Bessemer, AL                    $ 1,000       9.500%       09-01-01        $      71     $   1,000
Tampa, FL (Queen Palm Dr.)        4,113       7.050%       08-15-02              367         4,020
Tampa, FL (North 30th)            5,090       7.050%       08-15-02              624         4,768
Gordonsville, TN                    922       9.500%       10-01-02              194           771
Bakersfield, CA                   1,495       9.350%       12-01-02              405         1,065
Columbia, MD                      1,340      10.750%       07-20-03              529           --
Oxon Hill, MD                       960       6.250%       03-01-04              381           --
Mechanicsburg, PA
   (3 Exel Properties)           25,000       8.000%       03-20-04            2,000        25,000
Milpitas, CA                     17,100       6.920%       07-01-04            1,183        17,100
Brownsville,  TX                    633       8.375%       11-01-04              150           260
Rockville, MD                       704       8.820%       03-01-05              221           --
REMIC Financing                  64,748       8.100%       05-25-05            6,353        60,001
Marlborough, MA                   8,395       6.210%       08-01-05              673         7,710
Salt Lake City, UT                7,520       7.870%       10-01-05            2,099           --
Laguna Hills, CA                  3,223       8.375%       02-01-06              666         1,020
Bethesda, MD                      2,672       9.250%       05-01-06              669           --
Warren, OH                       31,732       7.000%       10-01-07            6,160           --
Warren, OH                       12,500       7.690%       10-01-07              961        12,500
Bristol, PA                       9,956       7.400%       02-01-08              831         9,262
Decatur, GA                       6,991       6.720%       06-01-08              579         6,049
Phoenix, AZ                      14,935       7.890%       06-05-08            1,434        12,591
Palm Beach Gardens, FL           13,373       7.010%       06-15-08            1,105        11,866
Hebron, KY                        5,503       7.000%       10-23-08              451         4,935
Florence, SC                      9,745       7.500%       02-01-09              869         8,443
Canton, OH                        2,106       9.490%       02-28-09              388           --
Baton Rouge, LA                   2,054       7.375%       03-01-09              208         1,470
Bristol, PA                       6,354       7.250%       04-01-09              571         5,228
Livonia, MI                      11,286       7.800%       04-01-09              992        10,236
Salt Lake City, UT               17,654       7.610%       10-01-09            2,901           --
Richmond, VA                     16,836       8.100%       02-01-10            1,511        15,237
Hampton, VA                       4,564       8.260%       04-01-10              415         4,139
Phoenix, AZ                       3,488       7.500%       05-11-10              262         3,488
Honolulu, HI                      5,014      10.250%       10-01-10              841           --
Herndon, VA                      19,173       8.180%       12-05-10            1,723        17,276
Glendale, AZ                     15,113       7.400%       04-01-11              839        13,115
Auburn Hills, MI                  7,500       7.010%       06-01-11              637         5,918
Dallas, TX                       22,306       7.490%       12-31-12            2,020        15,961
Lancaster, CA                    10,938       7.020%       09-01-13              900         8,614
Franklin, NC                      2,140       8.500%       04-01-15              240           --
Southborough, MA                  2,393       7.500%       09-01-15              275           --
                                -------       -----                          -------       -------
                              $ 398,569       7.668%                       $  43,698     $ 289,043
                                -------       -----                          -------       -------
Corporate Level Debt
Credit Facility               $     --          -- %       03-30-04        $     --      $     --
                                -------       -----                          -------       -------

Total                         $ 398,569       7.668%                       $  43,698     $ 289,043
                                =======       =====                          =======       =======

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                           Mortgages and Notes Payable
                                     6/30/01
                                    ($000's)


                                              Interest                     Annual       Balloon
                                Balance        Rate       Maturity       Debt Service   Payment
                                -------        ----       --------       ------------   -------
Joint Venture Debt
------------------
Columbia, SC (1)                $  24,961      7.850%      10-01-09      $ 2,196     $ 22,586
Houston, TX (2)                    22,206      7.580%      10-10-09        2,032       18,229
Fishers, IN (2)                    15,669      8.190%      04-01-10        1,499       12,960
Herndon, VA (2)                    12,073      7.600%      09-01-10        1,107        9,769
Lake Mary, FL (2)                  13,486      7.880%      10-01-10        1,181       12,118
Lake Mary, FL (2)                  13,446      7.880%      10-01-10        1,178       12,082
Irving, TX (2)                     27,061      8.160%      10-01-10        2,432       24,454
Parsippany, NJ (2)                 41,920      7.350%      03-01-11        3,472       37,047
Milford, OH (2)                    17,666      8.170%      02-01-12        1,544       12,686
Danville, IL (3)                    6,838      9.000%      01-01-16          692        4,578
                                   ------      -----                        ----       ------
                                $ 195,326      7.840%                    $ 17,333    $166,509
                                  =======      =====                       ======     =======
Construction/Development
Loans
Chester, SC (3)                 $  10,584      6.010%      08-01-01                  $ 10,584
Winchester, VA (2)                 10,800      7.500%      06-15-01                    10,800
                                   ------                                             -------
                                $  21,384                                            $ 21,384
                                   ======                                             =======


-------------------------------------
(1) Lexington has a 40% ownership interest.
(2) Lexington has a 33 1/3% ownership interest.
(3) Lexington has a 99% ownership interest.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                             Debt Maturity Schedule
                                     6/30/01
                                    ($000's)
                             Wholly-owned properties
--------------------------------------------------------------------------------

                          Scheduled              Balloon            Balloon Weighted
                         Amortization            Payments         Average Interest Rate
                         ------------            --------         ---------------------
2001 - remaining           $   7,030            $  1,000(A)                9.50%
2002                          14,291              10,624(B)                7.46%
2003                          14,779                  --                     --
2004                          15,058              42,360(C)                7.57%
2005                          14,280              67,711(D)                8.92%





                          Joint venture properties (1)
----------------------------------------------------------------------------------------

                          Scheduled              Balloon            Balloon Weighted
                         Amortization           Payments*         Average Interest Rate
                         ------------           ---------         ---------------------
2001 - remaining           $     461            $      --                     --
2002                           1,036                   --                     --
2003                           1,142                   --                     --
2004                           1,225                   --                     --
2005                           1,344                   --                     --





(1) Represents the Company's proportionate share.


------------------------------------------------------
(A) Comprised of Bessemer, AL mortgage ($1,000)
(B) Comprised of Tampa, FL mortgages ($8,788), Gordonsville, TN ($771) and Bakersfield, CA ($1,065)
(C) Comprised of Mechanicsburg, PA mortgages ($25,000), Brownsville, TX mortgage ($260) and Milpitas,
    CA, mortgage ($17,100)
(D) Comprised of Marlborough, MA mortgage ($7,710) and REMIC financing ($60,001)
*   Not including construction/development loans expected to be refinanced.

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                               Other Revenue Data
                                     6/30/01
                                                Historical 12-
                                                 Months Rent
Revenue by Property Type                         ($000's)           Percentage
------------------------                         --------           ----------
Office                                          $  52,095              59%
Industrial                                         25,643              29%
Retail                                             10,539              12%
                                                   ------             ---
                                                $  88,277             100%
                                                   ======             ===
Historical 12 Months Rent by Credit Rating
------------------------------------------
Investment Grade                                                     62.5%
Non Investment Grade                                                  9.3%
Unrated                                                              28.2%
                                                                     ----
                                                                      100%
                                                                      ===


                                                                        Percentage of
                                            Number of     Property       Rent for 12
                                                                            Months
Top 10 Tenants/Guarantors                   Properties      Type        Ended 6/30/01
-------------------------                   ----------      ----        -------------
Kmart Corporation                                 1         Industrial        11.6%
Northwest Pipeline Corp.                          1         Office            11.4%
Exel Logistics, Inc. (NFC plc.)                   4         Industrial         6.3%
Honeywell, Inc.                                   3         Office             5.3%
Vartec Telecom, Inc.                              1         Office             4.5%
Circuit City Stores, Inc.                         3         Office (1)         4.5%
                                                            Retail (2)
Boeing North American Services, Inc.              1         Office             3.3%
Artesyn North America,  Inc. (Balfour Beatty      1         Office             3.3%
plc.)
Avnet, Inc.                                       1         Office             3.2%
Hartford Fire Insurance Company                   1         Office             2.6%
                                                 --                          -----
                                                 17                           56.0%
                                                 ==                           ====